SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 Form 8-K

                              CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

    Date of Report (Date of earliest event reported): January 28, 2000

                      FOUNTAIN COLONY VENTURES, INC.
          (Exact name of registrant as specified in its charter)

Colorado                      0-28265                62-1458678
(State or other jurisdiction  (Commission            (IRS Employer
of incorporation)             File Number)           Identification No.)

1621 Altivo Way
Los Angeles, California 90026
(Address of principal executive offices)(Zip Code)


Registrant's telephone number, including area code 818.980.0929

__________________________________________________________
(Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

       Split in Anticipation of Closing Under Agreement and Plan of
       Reorganization

       The Company has declared a 4.2 to 1 forward split of its outstanding common stock. The Company currently has a total of 900,000 shares of common stock issued and outstanding. Immediately after the forward split, the Company will have a total of approximately 3,780,000 shares of common stock issued and outstanding. Each shareholder is entitled to receive
       3.2 additional shares of common stock for each share of common stock owned of record as of the close of business on January 28, 2000. All fractional share interests which would otherwise be created (if any) as a result of the forward split shall be rounded up to the next nearest whole number.

       The forward split has been authorized in the hopes of closing under an Agreement and Plan of Reorganization Among
       Fountain Colony Ventures, Inc., Green Medical Company,
       Ltd., and the Shareholder of Green Medical Company, Ltd ("Agreement"). Green Medical Company, Ltd. ("Green
       Medical') is a Japanese concern which owns and operates a chain of eighteen smaller, prescription-item based pharmacies centered mostly in Nagoya, Japan. The company also owns and operates two such locations in Tokyo.

       In accordance with the terms of the Agreement, at closing a total of 21,420,000 new shares would be issued to Green Medical's sole shareholder in exchange for all of the issued and outstanding common stock of Green Medical. Current shareholders would then hold 15% of the issued and outstanding stock, and Green Medical's sole shareholder would succeed to an 85% stake in the post-transaction company. Following completion of the entire transaction, the Company would have a total of 25,200,000 shares issued and outstanding. Successful closing would also require resignation of the current board of directors and the appointment of Japanese successors.

       A copy of the Agreement and Plan of Reorganization Among Fountain Colony Ventures, Inc., Green Medical, Ltd., and the Shareholder of Green Medical Company, Ltd., is attached as
       Exhibit 1. No assurance can be made that the transaction will close under the Agreement or that the terms of the Agreement will not be modified before closing.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibit (2) - Agreement to and Plan of Reorganization, filed as part of this 8-K.
(b)  Exhibit (2a) - Reorganization and Stock Purchase
Agreement, filed as part of this 8-K.
(c) Exhibit (20) - Investment Letter to the Board of Directors of Fountain Colony Ventures, Inc., filed as part of this 8-K.
(d) Exhibit (99) - List of Green Medical Stockholder(s), filed as part of this 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUNTAIN COLONY VENTURES, INC.
(Registrant)

Date January 31, 2000



By /s/______________________
Patrick C. Brooks, President

Exhibit (1)

                   AGREEMENT AND PLAN OF REORGANIZATION

                                   AMONG

                      FOUNTAIN COLONY VENTURES, INC.,

                       GREEN MEDICAL COMPANY, LTD.,

                          AND THE SHAREHOLDER OF

                        GREEN MEDICAL COMPANY, LTD.

                   AGREEMENT AND PLAN OF REORGANIZATION
       This Agreement and Plan of Reorganization is entered into on this 17th day of January, 2000, by and among Fountain Colony
Ventures, Inc., a Colorado corporation, (hereinafter "Fountain
Colony"), Green Medical Company, Ltd., a Japanese corporation
(hereinafter "Green Medical"), and Katumori Hayashi as the sole shareholder of Green Medical (hereinafter referred to as "Green
Medical Stockholder").
                                 RECITAL:
       Green Medical Stockholder owns all of the issued and outstanding capital stock of Green Medical. Fountain Colony desires to acquire all of the issued and outstanding common voting stock of Green Medical, making Green Medical a wholly-owned subsidiary of Fountain Colony, and Green Medical Stockholder desires to make an exchange of all of his common voting shares of Green Medical solely for voting shares of Fountain Colony's common stock to be exchanged as set out herein.
       NOW, THEREFORE, for the mutual promises of the parties and for other consideration described herein, the parties agree as follows:
                                 AGREEMENT
       1.              Plan of Reorganization.  Green Medical
               Stockholder is the owner of all of the issued and outstanding common voting stock of Green Medical. A list naming the Green Medical Stockholder and describing his ownership of Green Medical Shares is attached hereto as Exhibit "A". It is the intention of the parties hereto that all of the issued and outstanding shares of common voting stock of Green Medical
               ("Green Medical Shares") shall be acquired by Fountain
               Colony in exchange solely for Fountain Colony voting common stock. It is the intention of the parties that this transaction qualify as a tax-free reorganization under
               Section 368(a)(1)(B) of the Internal Revenue Code of
               1986, as amended, and related sections thereunder.
       2.              Exchange of Shares.  Fountain Colony and
               Green Medical Stockholder agree that all of the issued and outstanding Green Medical Shares shall be exchanged with Fountain Colony (actually with Fountain Colony's successor Nevada corporation ("Fountain
               Colony Successor") as contemplated by Section 8(d) of this Agreement) for 21,420,000 shares of voting common stock of Fountain Colony Successor ("Fountain
               Colony Shares"), representing eighty five percent
               (85.0%) of the shares of common stock of Fountain
               Colony Successor to be issued and outstanding immediately following the exchange of shares.
               Immediately following the Closing, there shall be issued and outstanding a total of 25,200,000 shares of Fountain Colony Successor common stock, of which 21,420,000 shares (85.0%) shall be owned by the Green Medical Stockholder and the remaining 3,780,000 shares (15.0%) shall be owned by other shareholders. Fountain Colony
               Shares will, on the Closing Date, as hereafter defined, be delivered to Green Medical Stockholder in exchange for his Green Medical Shares. Green Medical
               Stockholder agrees that he will hold the Fountain
               Colony Shares for investment purposes and not for further public distribution without registration under applicable securities laws or pursuant to an available exemption therefrom. References to Fountain Colony in this Agreement shall be deemed to refer to Fountain
               Colony Successor, where appropriate.
       3. Delivery of Shares. On the Closing Date, Green Medical Stockholder will deliver certificate(s) representing his Green Medical Shares duly endorsed so as to make Fountain Colony the sole owner thereof, free and clear of all liens, claims and encumbrances. On such Closing Date, delivery of the Fountain Colony
               Shares, which will be appropriately restricted as to transfer, will be made to Green Medical Stockholder as set forth herein.
       4.              Representations of Green Medical.  Green
               Medical hereby represents and warrants that, effective this date and the Closing Date, the representations listed below are true and correct.
       a. Green Medical Stockholder is the sole record and beneficial owner of all of the issued and outstanding shares of common stock of Green Medical;
       b. The Green Medical Shares constitute validly authorized and issued common voting shares of Green
               Medical common stock, fully-paid and nonassessable.
       c. The financial statements dated as of June 30, 1999 of Green Medical prepared on a consolidated basis together with the financial statements of Sun Green
               Pharmacy dated as of June 30, 1999 ("Green Medical
               Financial Statements") as delivered or to be delivered to Fountain Colony, are complete, accurate and fairly present the financial condition of Green Medical (consolidated with Sun Green Pharmacy) as of the date thereof and the results of their consolidated operations for the period(s) covered.
               At Closing there shall be no material liabilities, either fixed or contingent, not reflected in the Green Medical
       Financial Statements other than contracts or obligations incurred in the ordinary and usual course of business; and no such contracts or obligations incurred in the usual course of business constitute liens or other liabilities which, if disclosed, would materially alter the financial condition of Green Medical as reflected in such financial statements unless otherwise disclosed in writing to Fountain Colony.
       d. Green Medical is not a party to or the subject of any pending litigation, claims or governmental investigation or proceeding, and there are no lawsuits, claims, assessments, investigations or similar matters, to the best knowledge of Green Medical, threatened or contemplated against or affecting Green Medical, its management or its assets, except as may have been previously disclosed in writing to Fountain Colony.
       e. As of the Closing Date, Green Medical will be in good standing in Japan, and will be in good standing and duly qualified to do business in each jurisdiction where required to be so qualified except where the failure to so qualify would not have a material adverse effect on the business of Green Medical.
       f. Green Medical has filed all governmental, tax or related returns and reports due or required to be filed and has paid or accrued all taxes or assessments which have become due as of Closing (except as disclosed in the Green Medical Financial Statements or as otherwise disclosed to Fountain Colony in writing) or has filed extensions with regard thereto.
       g. Green Medical has not breached, nor is there any pending claim that Green Medical has breached, or to the knowledge of management of Green Medical, there are no threatened claims that Green Medical has breached, any of the terms or conditions of any agreements, contracts or commitments to which it is a party or by which it or its assets are bound. The execution or performance hereof will not violate any provisions of applicable law or any agreement to which Green Medical is subject.
       h.              Green Medical has no subsidiary corporations.
       i. The corporate financial records, minute books and other documents and records of Green Medical shall be made available to Fountain Colony and its representatives, accountants, and attorneys at times and places mutually agreeable to the parties prior to the Closing, in order to make such due diligence investigation of the assets, liabilities, and the business of Green Medical as Fountain Colony may deem necessary or advisable.
       j. The execution of this Agreement has been duly authorized by all appropriate and necessary action.
       k. The authorized capitalization of Green Medical is as set forth in the Green Medical Financial Statements.
               Green Medical has only the capital stock authorized as set forth in the Green Medical Financial Statements and all outstanding shares have been duly authorized, validly issued and are fully paid and nonassessable with no personal liability attaching to the ownership thereof.
               There are no outstanding unexpired convertible securities, warrants or options outstanding which may cause authorized but unissued shares to be issued to any person.
       l. Green Medical shall continue to do business in the ordinary course, and there shall not be any material adverse changes in the financial condition of Green
               Medical except changes arising in the ordinary course of business, which changes will in no event materially and adversely affect the financial position of Green Medical as disclosed in the Green Medical Financial Statements.
       5.              Representations of Green Medical Stockholder.
               The Green Medical Stockholder hereby represents and warrants as follows:
       a. The Green Medical Shares are presently (and will be at the Closing) free from all claims, liens, or other encumbrances, and at the Closing Date, Green
               Medical Stockholder will have good title and the unqualified right to transfer and dispose of the Green Medical Shares.
       b. All representations and warranties made herein by Green Medical are true to the best knowledge and information of the Green Medical Stockholder.
       6.              Representations of Fountain Colony.  Fountain
               Colony hereby represents and warrants as follows:
       a.              As of the Closing Date, the Fountain Colony
               Shares to be delivered to the Green Medical Stockholder will be duly authorized and will constitute valid and legally issued shares of common stock of Fountain
               Colony Successor, fully-paid and nonassessable, free and clear of all claims, liens and encumbrances, and the Fountain Colony Shares will be legally equivalent in all respects to the common stock of Fountain Colony
               Successor to be issued and outstanding as of the date of the Closing.
       b. The officers of Fountain Colony are duly authorized to execute this Agreement and have taken all action required by law, applicable agreements and governing corporate instruments to properly and legally execute this Agreement. The execution hereof and performance hereunder will not violate the provisions of Fountain Colony's Articles of Incorporation or By-laws and will not constitute a material breach of any agreement to which Fountain Colony is a party.
       c.              Fountain Colony has delivered its audited
               September 30, 1999 financial statements, ("Fountain
               Colony Financial Statements"), and at Closing shall deliver all of its financial records to persons appointed as new management of Fountain Colony. The Fountain
               Colony Financial Statements are presently true, correct, complete and accurate. The Fountain Colony Financial Statements have been prepared in accordance with generally accepted accounting principles, consistently applied, except as otherwise stated therein. Prior to Closing, all accounts payable and all other liabilities of Fountain Colony (including, but not limited to, those liabilities incurred in connection with the preparation of this Agreement and the consummation of all transactions contemplated herein) shall be paid and satisfied in full.
               As of the Closing, Fountain Colony shall have no liabilities, contingent or otherwise. As of the Closing, Fountain Colony is expected to have no assets since
               Fountain Colony anticipates any existing assets shall be expended on preparing for and consummating the Reorganization.
       d. Fountain Colony is not a party to or the subject of any pending litigation, claims or governmental investigation or proceeding, and there are no lawsuits, claims, assessments, investigations, or similar matters, to the best knowledge of Fountain Colony, threatened or contemplated against or affecting Fountain Colony, its management or assets.
       e. The corporate financial records, minute books and other documents and records of Fountain Colony shall be made available to Green Medical and its representatives, accountants, and attorneys at times and places mutually agreeable to the parties prior to the Closing, in order to make such due diligence investigation of the assets, liabilities, and the business of Fountain Colony as Green Medical shall deem necessary or advisable.
       f. As of the Closing Date and the date hereof, Fountain Colony is duly organized, validly existing and in good standing under the laws of the State of Colorado. It has the corporate power to own its property and to carry on its business as now being conducted and is duly qualified to do business in any jurisdiction where so required except where the failure to so qualify would not have a material adverse effect on the business of Fountain Colony.
       g. Fountain Colony has filed all federal, state, county and local income, excise, property and other tax returns, forms, or reports, which are due or required to be filed by it prior to the date hereof and has paid or made adequate provision for the payment of all taxes, fees, or assessments which have or may become due pursuant to such returns or pursuant to any assessments received. Fountain Colony is not delinquent or obligated for any tax, penalty, interest, delinquency or charge.
       h. Fountain Colony has not breached, nor is there any pending claim that Fountain Colony has breached, or the knowledge of management of Fountain Colony, there are no threatened claims that Fountain Colony has breached, any of the terms or conditions of any agreements, contracts or commitments to which it is a party or by which it or its assets are bound. The execution and performance hereof will not violate any provisions of applicable law or any agreement to which Fountain Colony is subject. Fountain Colony represents it is not a party to any material contract or commitment other than appointment documents with its transfer agent.
       i. Fountain Colony has only one class of stock outstanding which is its common stock, of which 900,000 shares are presently issued and outstanding.
               All of the Class A Warrants, Class B Warrants and
               Class C Warrants issued at the time of Fountain
               Colony's predecessor corporation's initial public offering have expired, and are no longer exercisable. Fountain Colony has no other securities outstanding.
               Fountain Colony shall not, prior to the Closing of the Reorganization, without Green Medical's written consent, issue any additional securities or grant any options to purchase additional securities.
               All outstanding shares of Fountain Colony have been duly authorized, validly issued, and fully-paid and there are no outstanding or presently authorized securities, warrants, options or related commitments on behalf of the Fountain Colony, of any nature not reflected in Fountain Colony Financial
       Statements or described herein.
       j.              Fountain Colony has no subsidiary corporation.
       k. At the date of this Agreement, Fountain Colony has, and at the Closing Date it will have, disclosed all events, conditions and facts materially affecting the business of Fountain Colony. Fountain Colony has not now and will not have, at the Closing Date, withheld disclosure of any such events, conditions, and facts of which it has knowledge, or has reasonable grounds to know, which may materially affect the business of Fountain Colony.
       l.              Fountain Colony is a public company and
               represents that it has no existing or threatened liabilities, claims, lawsuits, or, to the best knowledge of Fountain Colony, any basis for the same, with respect to any past stock issuances made by it or its predecessor corporation, or any other dealings with its stockholders, the public, brokers, the Securities and Exchange
               Commission, state agencies or other persons. This includes matters relating to state and federal securities laws as well as general common law or state corporation law principles.
       m. This Agreement is enforceable in accordance with its terms.
       n. Fountain Colony filed a Form 15 with the Securities and Exchange Commission in 1991 to terminate its periodic reporting obligations. On
               November 24, 1999, Fountain Colony filed a registration statement on Form 10-SB ("Registration Statement") with the Securities and Exchange
               Commission in order to officially resume its reporting obligations. Fountain Colony requested acceleration of the effective date of the Registration Statement on December 23, 1999. The Registration Statement is now effective.
       7. Closing Date. The Closing Date herein referred to shall be upon such date as the parties hereto may mutually agree upon but shall be held on or prior to February 29, 2000 unless mutually agreed to be held at a later date. At the Closing, Green Medical Stockholder will be deemed to have accepted delivery of the certificates of Fountain Colony Shares issued in his name, and in connection therewith will make delivery of all of his Green Medical Shares to Fountain Colony.
               Certain exhibits or schedules referred to in this Agreement may be delivered subsequent to the Closing
               Date upon the mutual agreement of the parties.
       8. Conditions Precedent to the Obligations of Green Medical and Green Medical Stockholder. All obligations of Green Medical and Green Medical
               Stockholder under this Agreement are subject to the fulfillment, prior to or as of the Closing Date, of each of the following conditions:
       a. The representations and warranties by or on behalf of Fountain Colony contained in this Agreement or in any certificate or document delivered to Green
               Medical and Green Medical Stockholder pursuant to the provisions hereof shall be true in all material respects at and as of the time of Closing as though such representations and warranties were made at and as of such time.
       b. As of the Closing Date, Fountain Colony shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.
       c. The present directors of Fountain Colony shall cause the appointment of the Green Medical Stockholder (Katumori Hayashi) and his designees to the Board of Directors of Fountain Colony. Fountain Colony
               Management, constituting all officers and directors of Fountain Colony, shall resign as the existing officers and directors of Fountain Colony, as of the Closing.
       d. Fountain Colony shall, prior to Closing, change its domicile from a Colorado corporation to a Nevada corporation through a parent corporation - subsidiary corporation merger in which: (i) the Articles of Incorporation and By-Laws of the new Nevada corporation (which shall be approved in advance by Green Medical) shall become the Articles of Incorporation and By-Laws of the surviving corporation;
               (ii) the 900,000 outstanding shares of Fountain Colony common stock shall be exchanged for the Nevada subsidiary corporation's common stock on a 1 old share for 4.2 new shares basis, resulting in 3,780,000 shares of Fountain Colony Successor common stock being issued and outstanding immediately prior to the Closing of the Reorganization with Green Medical and the Green Medical Stockholder; and (iii) the name of the successor corporation shall be "Green Medical USA, Inc." or such other name designated by Green Medical.
               For purposes of this Agreement, any reference to the Fountain Colony Shares to be delivered to the Green
               Medical Stockholder shall be deemed to include the shares of Fountain Colony Successor.
       e. Fountain Colony shall be current in the filing of its annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, current reports on Form 8-K and all other periodic reports required to be filed by Fountain Colony according to the rules and regulations of the Securities and Exchange Commission such that Fountain
               Colony shall have no delinquencies in its periodic reporting obligations as of the date of Closing.
       f. Fountain Colony shall have taken all steps necessary to qualify shares of common stock of Fountain Colony (and Fountain Colony Successor) stock for quotation on the NASD's OTC Electronic Bulletin
               Board, and there have not been and there shall not be any stop orders in effect with respect thereto.
       g. Fountain Colony shall have no liabilities, contingent or otherwise, existing as of the Closing.
       h. All instruments and documents delivered to Green Medical and/or the Green Medical Stockholder pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for Green Medical.
       9.              Conditions Precedent to the Obligations of
               Fountain Colony. All obligations of Fountain Colony under this Agreement are subject to the fulfillment, prior to or at the Closing on the Closing Date, of each of the following conditions:
       a.              The representations and warranties by Green
               Medical and Green Medical Stockholder contained in this Agreement or in any certificate or document delivered to Fountain Colony pursuant to the provisions hereof shall be true at and as of the time of Closing as though such representations and warranties were made at and as of such time.
       b. Green Medical and Green Medical Stockholder shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing, including the delivery of the stock of Green Medical being acquired hereunder.
       c. Green Medical Stockholder shall deliver to Fountain Colony a letter commonly known as an "investment letter" agreeing that the Fountain Colony
               Shares are being acquired for investment purposes. The form of said letter is attached hereto as Exhibit "B".
       d. Presently Green Medical owns and operates eighteen (18) pharmacy locations in Japan, and Sun
               Green Pharmacy operates an additional seven (7) pharmacy locations in Japan. The Green Medical
               Stockholder owns and operates Sun Green Pharmacy as a sole proprietorship. Prior to the Closing, the Green Medical Stockholder shall transfer all of the assets and liabilities of Sun Green Pharmacy (including the seven
               (7) pharmacy locations) to Green Medical. As a part of that transaction, Green Medical shall accept all of the liabilities of Sun Green Pharmacy, including but not limited to all of the seven (7) lease obligations covering the seven (7) pharmacy locations operated by Sun Green Pharmacy.
       e. As of the Closing, Green Medical shall meet the financial requirements for an initial listing as a NASDAQ SmallCap company which specifically includes one of the following: (i) net tangible assets of at least $4 million U.S. Dollars; (ii) market capitalization of at least $50 million U.S. Dollars; or
               (iii) net income of at least $750,000 U.S. Dollars in Green Medical's most recently completed fiscal year or in two of Green Medical's last three most recently completed fiscal years.
       f. At the Closing, Green Medical shall reimburse Fountain Colony for the legal expenses incurred by Fountain Colony in changing its domicile from Colorado to Nevada and in obtaining Fountain Colony shareholder approval therefor, provided that the total reimbursement payment to be made by Green Medical shall not exceed Three Thousand Dollars
               (U.S.$3,000.00).
       10. Indemnification. Within the period provided in paragraph 11 herein and in accordance with the terms of that paragraph, Green Medical and Fountain Colony shall indemnify and hold harmless each other at all times after the date of this Agreement against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses including attorney's fees incident to any of the foregoing, resulting from any misrepresentations, breach of covenant or warranty or nonfulfillment of any agreement on the part of such party under this Agreement or from any misrepresentation in or omission from any certificate furnished or to be furnished to a party hereunder.
       11. Nature and Survival of Representations. All representations, warranties and covenants made by any party in this Agreement shall survive the Closing hereunder and the consummation of the transactions contemplated hereby for one (1) year from the date hereof. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance on the representations, warranties and covenants and agreements contained in this Agreement or at the Closing of the transactions herein provided for.
       12. Documents at Closing. At the Closing, the following transactions shall occur, all of such transactions being deemed to occur simultaneously:
       a.              Green Medical and/or Green Medical
               Stockholder will deliver, or cause to be delivered, to Fountain Colony the following:
               i.             stock certificate(s) for the shares of Green
                       Medical Stock being exchanged hereunder, duly endorsed in blank.
               ii.            a certificate executed by the Green
                       Medical Stockholder to the effect that all representations and warranties made by Green
                       Medical and Green Medical Stockholder under this Agreement are true and correct as of the Closing, the same as though originally given to Fountain Colony on said date;
               iii.           a certificate from the appropriate Japanese
                       governmental office dated at or about the date of the Closing to the effect that Green Medical is in good standing under the laws of Japan;
               iv.            an investment letter from the Green
                       Medical Stockholder;
               v.             a check to reimburse certain legal
                       expenses referred to in Section 9(f);
               vi.            such other instruments, documents and
                       certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement.
       b. Fountain Colony will deliver or cause to be delivered:
               i.             stock certificate representing 21,420,000
                       shares of Fountain Colony Successor common stock (representing 85.0% of the then outstanding common stock) issued in full consideration of the exchange as described herein;
               ii.            a certificate of the President and
                       Secretary of Fountain Colony Successor to the effect that all representations and warranties of Fountain Colony made under this Agreement are reaffirmed on the Closing Date, the same as though originally given to Green Medical and the Green Medical Stockholder on said date;
               iii.           certified copies of resolutions by Fountain
                       Colony's Board of Directors, including
                       resignations of the current Fountain Colony officers and directors, and resolutions of the Fountain Colony Stockholders authorizing this transaction;
               iv.            a Certificate from the Secretary of State
                       of Fountain Colony Successor's state of
                       incorporation dated at or about the date of Closing that Fountain Colony Successor is in good standing under the laws of said State;
               v.             all corporate records of Fountain Colony
                       and Fountain Colony Successor:
               vi.            such other instruments and documents as
                       are required to be delivered pursuant to the provisions of this Agreement, including the turning over of control of any remaining corporate assets of Fountain Colony.
       13.             Miscellaneous.
       a. Further Assurances. At any time, and from time to time, after the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.
       b. Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.
       c. Brokers. Neither party has employed any brokers or finders with regard to this Agreement.
       d. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested.
       e. Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.
       f. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
       g. Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.
       h. Entire Agreement. This Agreement is the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no other promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof, except as described in this Agreement.
       i.              Time.  Time is of the essence.
       j. Severability. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.
       k. Confidential. All of the information furnished by one party to another party and/or its representatives pursuant to this Agreement shall not be disclosed to any third party nor be used for any purpose other than to evaluate the transactions contemplated by this Agreement, without the other party's prior written consent. Each party shall protect the other party's information with the same degree of care as it applies to protect its own confidential information. If for any reason the Closing does not occur, all confidential documents, notes, etc. shall be returned to the respective parties, and each party shall continue to keep the other party's information confidential.
       l. Japan Law. This Agreement shall be governed by and construed in accordance with the laws of Japan without reference to its choice of laws, rules or principles.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

FOUNTAIN COLONY VENTURES, INC.



By /s/_________________________
     Patrick C. Brooks, President


GREEN MEDICAL COMPANY, LTD.




By/s/____________________
   Katumori Hayashi, President


STOCKHOLDER OF GREEN MEDICAL COMPANY, LTD.



s/____________________________
Katumori Hayashi

Exhibit 2

LIST OF GREEN MEDICAL STOCKHOLDER(S)

Katumori Hayashi
27, Hyakumin-cho, Higashi-ku
Nagoya, Aichi Prefecture
Japan

Shares of Green Medical Owned by Mr. Hayashi:  200

No. of Shares of Fountain Colony Successor's Common Stock to be
Issued: 21,420,000

Exhibit 3

INVESTMENT LETTER TO THE BOARD OF DIRECTORS OF
FOUNTAIN COLONY VENTURES, INC.

The undersigned hereby represents to Fountain Colony Ventures, Inc.
(the "Company"), that (1) the shares of the Company's common stock
(the "Securities") which are being acquired by the undersigned are being acquired for his own account and for investment and not with a view to the public resale or distribution thereof: (2) the undersigned will not sell, transfer or otherwise dispose of the Securities except in compliance with the Securities Act of 1933, as amended (the "Act");
and (3) he is aware that the Securities are "restricted securities" as that term is defined in Rule 144 or the General Rules and Regulations under the Act.

The undersigned further acknowledges that he has had an opportunity to ask questions of and receive answers from duly designated representatives of the Company concerning the terms and conditions pursuant to which the Securities are being offered.

The undersigned acknowledges that he has been afforded an opportunity to examine such documents and other information which he has requested for the purpose of verifying the information.

The undersigned acknowledges and understands that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

The undersigned further acknowledges that he is fully aware of the applicable limitations on the resale of the Securities. These restrictions for the most part are set forth in Rule 144. The Rule permits sales of "restricted securities" upon compliance with the requirements of such Rule. If the Rule is available to the undersigned, the undersigned may make only routine sales of Securities, in limited amounts, in accordance with the terms and conditions of that Rule.

The Company is the only person which may register its Securities under the Act and it currently is not contemplating registering any of its Securities. Furthermore, the Company has not made any representations, warranties or covenants to the Purchaser regarding the registration of the Securities or compliance with any exemption under the Act relating to any resale of the Securities by the undersigned.

By reason of my knowledge and experience in financial and business matters in general, and investments in particular, the undersigned is capable of evaluating the merits and risks of an investment in the Securities.

The undersigned is capable of bearing the economic risks of an investment in the securities, and fully understands the speculative nature of the securities and the possibility of such loss.

Any and all certificates representing the Securities, and any and all securities issued in replacement thereof or in exchange therefore, shall bear the following legend (or a substantially similar legend), which the undersigned has read and understands:

The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

Very truly yours,



By /s/_________________
Katumori Hayashi
Date: January 19, 2000

Exhibit 4
AMENDMENT TO AGREEMENT AND PLAN OF
REORGANIZATION

This Amendment to Agreement and Plan of Reorganization is entered into on this 28th day of January, 2000, by and among Fountain Colony Ventures, Inc., a Colorado corporation (hereinafter "'Fountain Colony"), Green Medical Company, Ltd., a Japanese corporation (hereinafter "Green Medical"), and Katumori Hayashi as the sole shareholder of Green Medical (hereinafter referred to as "Green Medical Stockholder").

RECITALS:

A. On January 19, 2000, the parties entered into an Agreement and Plan of Reorganization.

B. The parties later decided that the provisions of the Agreement and Plan of Reorganization which required Fountain Colony to change its domicile from Colorado to Nevada and to change its name to "Green Medical USA, Inc." would unduly delay the closing of the Reorganization due to the fact that Fountain Colony would have to prepare and file a Proxy Statement with the U.S. Securities and Exchange Commission prior to seeking Fountain Colony shareholder approval. The parties decided that it is in their best interests to proceed with the closing of the Reorganization transaction as soon as possible, and allow Fountain Colony to prepare a Proxy Statement and seek
Fountain Colony shareholder approval of a change of domicile and a change of name after the closing.

C. The parties now desire to amend certain provisions of the Agreement and Plan of Reorganization as provided for herein.

NOW, THEREFORE, in consideration of the mutual covenants of the parties, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree to amend certain provisions of the Agreement and Plan of Reorganization as described below:

AGREEMENT

1     Cancellation of Requirement to Change Domicile and Name of
Fountain Colony Prior to Closing.  Certain provisions of the
Agreement and Plan of Reorganization, including but not limited to
Section 8(d), provide that Fountain Colony shall, prior to Closing, change its domicile from a Colorado corporation to a Nevada corporation through a parent corporation-subsidiary corporation merger in which: (i) the Articles of Incorporation and By-Laws of the new Nevada corporation shall become the Articles of Incorporation and By-Laws of the surviving corporation; (ii) the 900,000 outstanding shares of Fountain Colony common stock shall be exchanged for the Nevada subsidiary corporation's common stock on a 1 old share for 4.2 new shares basis, resulting in Three Million Seven Hundred Eighty Thousand (3,780,000) shares of Fountain Colony
Successor common stock being issued and outstanding immediately prior to the closing of the Reorganization; and (iii) the name of the successor corporation shall be "Green Medical U.S.A., Inc." or such other name designated by Green Medical. These requirements are hereby deleted from the Agreement and Plan of Reorganization. The related provision of Section 9(f) which provided for the payment of Fountain Colony's legal expenses to be incurred in changing its domicile from Colorado to Nevada and in obtaining Fountain
Colony shareholder approval is hereby deleted. Additionally, the break-up fee provision of Section 13 which was designed to cover payment of such legal fees and the additional legal fees necessary to change the domicile of Fountain Colony back to Colorado is hereby deleted.

2      Forward-Stock Split of Fountain Colony  Prior to the Closing of
the Reorganization, Fountain Colony shall approve and effect a forward stock split of its issued and outstanding shares of common stock (or the payment of a stock dividend in respect of its issued and outstanding shares of common stock) such that immediately following the forward stock split (or payment of stock dividend) the number of issued and outstanding shares of Fountain Colony common stock shall be increased from Nine Hundred Thousand (900,000) shares to Three Million Seven Hundred Eighty Thousand (3,780,000) shares.

3      Amendment Concerning Acquisition of Sun Green Pharmacy
Assets and Liabilities   Section 9(d) of the Agreement and Plan of
Reorganization is hereby amended in its entirety to read as follows:

Presently Green Medical owns and operates eighteen (18) pharmacy locations in Japan, and Sun Green Pharmacy operates an additional seven (7) pharmacy locations in Japan. The Green Medical Stockholder owns and operates the seven (7) Sun Green Pharmacy locations as a sole proprietorship. Prior to the Closing, the Green Medical Stockholder shall transfer all of the assets of the seven (7) Sun Green Pharmacy locations operated as a sole proprietorship (except for two real properties owned by the Green Medical Stockholder and used in the business of Sun Green Pharmacy and approximately Forty
Thousand Dollars ($40,000) of certain equipment used by Sun Green Pharmacy) to Green Medical. The transfer of the assets from Sun
Green Pharmacy to Green Medical shall include all seven (7) Sun
Green Pharmacy locations and all inventory held at the seven (7) Sun Green Pharmacy locations. As part of that transaction, Green Medical shall accept responsibility for and assume all the liabilities of Sun Green Pharmacy except for certain loans payable and mortgages encumbering the two parcels of real property not being transferred and certain other liabilities payable by Sun Green Pharmacy. The amount of the Sun Green Pharmacy liabilities not being assumed by Green
Medical is approximately $          . The Green Medical Stockholder
agrees to enter into lease agreements with Green Medical covering five
(5) of the Sun Green Pharmacy locations owned by third parties. The monthly rental amounts and other terms of the lease agreements concerning those five (5) properties shall be substantially the same as those lease agreements currently in place between the Green Medical Stockholder doing business as Sun Green Pharmacy and the five (5) landlords. The Green Medical Stockholder will enter into two new lease agreements with Green Medical covering the additional two (2)
Sun Green Pharmacy locations which are currently operated out of real property locations owned by the Green Medical Stockholder. The terms of these two new lease agreements shall provide for a fair market value rental rate to be paid to the Green Medical Stockholder.

4      Other Inconsistent Provisions Hereby Amended.  Any other
provisions of the Agreement and Plan of Reorganization which are inconsistent with the terms of Sections 1, 2 and 3 of this Amendment described above, shall be deemed to be amended consistent therewith. All other terms and conditions of the Agreement and Plan of Reorganization shall remain unchanged and in full force and affect.

This Amendment is entered into as of the date and year first above written.

FOUNTAIN COLONY VENTURES, INC.


By: /s/_____________________
Patrick C. Brooks, President

GREEN MEDICAL COMPANY, LTD,


By: /s/____________________
Katumori Hayashi, President

STOCKHOLDER OF GREEN MEDICAL COMPANY, LTD.


By: /s/_________________
Katumori Hayashi